General	12 Months Ended
Dec. 31, 2020
Disclosure of general hedge accounting [Abstract]
General

Note 1 – General

A.	Reporting Entity

Nano Dimension Ltd. (the “Company”) is an Israeli resident company incorporated in Israel. The address of the Company’s registered office is 2 Ilan Ramon St., Ness Ziona, Israel. The consolidated financial statements of the Company as of December 31, 2020, comprise the Company and its subsidiaries in Israel, in the United States, and in Hong Kong (together referred to as the “Group”). The Company engages, by means of the subsidiary Nano Dimension Technologies Ltd. (“Nano-Technologies”), in the development of a three-dimensional (“3D”) additive manufacturing system and nanotechnology based conductive and dielectric inks, which are supplementary products to the additive manufacturing system. Since March 2016, the Company’s American Depositary Shares (“ADSs”) have been trading on the Nasdaq Capital Market.

The Ordinary Shares of the Company were registered for trade on the Tel Aviv Stock Exchange (TASE).

On May 20, 2020, the Company voluntary delisted its Ordinary Shares from the TASE.

B.	Since August 25, 2014, the Company has devoted substantially all of its financial resources to develop its products and has financed its operations primarily through the issuance of equity securities. The amount of the Company’s future net profits or losses will depend, in part, on the rate of its future expenditures, its ability to generate significant revenues from the sale of its products, and its ability to obtain funding through the issuance of securities, strategic collaborations or grants. Starting in the fourth quarter of 2017, the Group began to commercialize its products and has generated revenues, mainly from sales of its 3D printers. The Group’s ability to generate revenue and achieve profitability depends on its ability to successfully commercialize its products.

C.	Equity Offerings

During 2020, the Company conducted several public offerings in the United States, with aggregate gross proceeds of approximately $710,000,000, before deducting underwriting discounts and commissions and other offering-related expenses. After the reporting period, the Company conducted additional public offerings in the United States, with aggregate gross proceeds of $833,000,000, before deducting underwriting discounts and commissions and other offering-related expenses.

D.	Effect of the coronavirus pandemic on the Group's business

Following the outbreak of the coronavirus (COVID-19) in China in December 2019, and it reaching many other countries as well at the beginning of 2020, there was a decrease in economic activity in many areas around the world, including Israel, the U.S., Europe and Asia-Pacific. The spread of the virus has led, inter alia, to a decrease in global transportation, restrictions on travel and work that were announced by the State of Israel and other countries around the world. As a result of the COVID-19 pandemic’s global effects, many entities held off on capital expenses; thus, the Company witnessed a significant decrease in the Group's revenues during 2020.

Since this event is not under the control of the Group, the Group is continuing to regularly follow the changes on the markets in Israel and the world and is examining the mid- and long-term effects on the business results of the Group.

E.	The Operating Cycle

The operating cycle period of the Group is 12 months.